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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):                August 23, 2000


                              FIRSTIER CORPORATION
             (Exact name of registrant as specified in its charter)

           Colorado                      000-25295                47-0484682
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                               11210 Huron Street
                           Northglenn, Colorado 80234
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (303) 451-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

         On September 5, 2000, FirsTier Corporation ("FirsTier") and Compass Bancshares, Inc. ("Compass") announced the signing of a definitive agreement, dated as of August 23, 2000, by and between FirsTier and Compass pursuant to which a wholly owned subsidiary of Compass will be merged with and into FirsTier. The consideration to be paid to shareholders of FirsTier will consist of 6,800,000 shares of Compass common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRSTIER CORPORATION

Date:  September 13, 2000                By: /s/ Timothy D. Wiens
                                            ---------------------------------
                                            Timothy D. Wiens, President and
                                            Chief Executive Officer


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